UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2006

BULLDOG TECHNOLOGIES INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation) 000-50321 (Commission File Number) 980377543 (IRS Employer Identification No.)

301 – 11120 Horseshoe Way, Richmond, British Columbia, Canada V7A 5H7
(Address of principal executive offices and Zip Code)

(604) 271-8656 Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure

On January 17, 2006, the Registrant announced that its wholly-owned subsidiary, Bulldog Mexico Inc., has commenced business operations in Mexico City. Further, the Registrant has teamed up with well-known Mexican equipment provider Grupo Irosa, forming a Value Added Reseller (VAR) Arrangement that holds substantial promise for both parties in the roll-out of the Registrant’s BOSS transportation security products nationwide.

Grupo Irosa is a leading México provider of scientific equipment including digital fleet communications, satellite mapping, microscopes, land surveying equipment, taxi meters, and water filters and dispensers. Further, Irosa is teamed with Mexico’s number one security provider, Grupo Diamante who is supplying essential GPS and cellular infrastructure to facilitate computer tracking of Bulldog-equipped trucks and trailers.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on January 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

/s/ John Cockburn By: John Cockburn
President, Chief Executive Officer, Secretary, and Director
Date: January 17, 2006